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                                                                    Exhibit 23.3




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 17, 2000 relating to the consolidated financial statements, which appears in Strategic Solutions Group, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

McLean, Virginia
May 18, 2001